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                                  EXHIBIT 32.2

            CERTIFICATION BY CHIEF EXECUTIVE AND PRINCIPAL FINANCIAL
                             AND ACCOUNTING OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,

         In connection with the Quarterly Report of Amedia Networks, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2006 (the "Report") filed with the Securities and Exchange Commission, I, James D. Gardner, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Company's Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




         AUGUST 21, 2006                    /S/ JAMES D. GARDNER
                                            --------------------------------
                                            JAMES D. GARDNER
                                            CHIEF FINANCIAL OFFICER